Significant accounting policies	6 Months Ended
Dec. 31, 2022
Significant accounting policies [Abstract]
Significant accounting policies
Note 2. Significant accounting policies

These unaudited interim consolidated financial statements for the periods ended 31 December 2022 have been prepared in accordance with IAS 34 Interim Financial Reporting, and should be read in conjunction with the Group’s last annual consolidated financial statements as at and for the year ended 30 June 2022 (‘last annual financial statements’). They do not include all of the information required for a complete set of financial statements prepared in accordance with International Financial Reporting Standards ('IFRS'). However, selected explanatory notes are included to explain events and transactions that are significant to an understanding of the changes in the Group’s financial position and performance since the last annual financial statements for the year ended 30 June 2022.

The principal accounting policies adopted are consistent with those of the previous financial year and corresponding interim reporting period, unless otherwise stated.

New or amended Accounting Standards and Interpretations adopted
The Group has adopted all of the new or amended IFRS and Interpretations as issued by the International Accounting Standards Board ('IASB') that are mandatory for the current reporting period.

Any new or amended Accounting Standards or Interpretations that are not yet mandatory have not been early adopted. The Group believes that the impact of recently issued standards or amendments to existing standards that are not yet effective will not have a material impact on the Group's unaudited interim consolidated financial statements.

Going concern
The Group has determined there is material uncertainty that may cast significant doubt on the Group’s ability to continue as a going concern but has concluded it is appropriate to prepare the consolidated financial statements on a going concern basis which contemplates continuity of normal business activities, the realization of assets and settlement of liabilities in the ordinary course of business. The operating cashflows generated by the Group are inherently linked to several key uncertainties and risks including, but not limited to, volatility associated with the economics of Bitcoin mining and the ability of the Group to execute its business plan.

As further background, the Group’s miners are designed specifically to mine Bitcoin and its future success will depend in a large part upon the value of Bitcoin, and any sustained decline in Bitcoin’s value could adversely affect the business and results of operations. Specifically, the revenues from Bitcoin mining operations are predominantly based upon two factors: (i) the number of Bitcoin rewards that are successfully mined and (ii) the value of Bitcoin. A continued decline in the market price of Bitcoin, an increase in the difficulty of Bitcoin mining, changes in the regulatory environment and/or adverse changes in other inherent risks would significantly negatively impact the Group’s operations. Due to the volatility of the Bitcoin price and the effects of possible changes in the other aforementioned factors, there can be no guarantee that future mining operations will be profitable.

The strategy to mitigate these risks and uncertainties is to execute a business plan aimed at continued reliability, operational efficiency, revenue growth, improving overall mining profit, managing operating expenses and working capital requirements, maintaining capital expenditure optionality, and securing additional financing, as needed, through one or more debt and/or equity capital raisings.

The Group can wind down its operations (including not acquiring any additional mining hardware and/or incurring the associated infrastructure growth capital expenditure) in the event of unfavourable pricing in Bitcoin. The continuing viability of the Group and its ability to continue as a going concern and meet its debts and commitments as they fall due are therefore significantly dependent upon several factors. These factors have been considered in preparing a cash flow forecast over the next 12 months to consider the going concern of the Group. The key considerations in developing these assumptions include:
●	A base case scenario assuming current Bitcoin prices and global hashrate for the next 12 months, which has been considered at various bitcoin and hashrate scenarios;
●	The completion of key construction projects including energization of 20MW at Childress, Texas and receipt of associated construction and energization deposit refunds prior to 30 June 2023;
●
The Group does not currently have any corporate level debt outstanding. On 4 November 2022, IE CA 3 Holdings Ltd. and IE CA 4 Holdings Ltd. (‘Non-Recourse SPVs’) received notices of defaults from the lenders under their respective limited recourse facilities alleging the occurrence of certain defaults and potential events of default, and purporting to declare the loans under each of the Non-Recourse SPV facilities immediately due and payable. The lender to the Non-Recourse SPVs is taking steps to enforce the indebtedness and its rights in the collateral securing such limited recourse facilities (including the approximately 3.6 EH/s of miners securing such facilities and other assets of such Non-Recourse SPVs), and appointed a receiver to the Non-Recourse SPVs on February 3, 2023. See note 12 for further information; and

●
The Group entered into an agreement with B. Riley Principal Capital II, LLC (“B. Riley”) effective 26 January 2023 pursuant to which Iris Energy Limited has the option, but not the obligation, to sell up to $100 million of ordinary shares to B. Riley over the next two years. For the purposes of the going concern assessment, the Group has assumed utilization of this facility in line with the terms of the agreement.

These key assumptions have been considered using a range of historic Bitcoin price and global hashrate scenarios. The Group aims to maintain a degree of flexibility in both operating and capital expenditure cashflow management where it practicably makes sense, including ongoing internal cashflow monitoring and projection analysis performed to identify potential liquidity risks arising and to be able to respond accordingly.

For the six-month period ended 31 December 2022, the Group incurred a loss after tax of $161,894,000 (31 December 2021: $418,767,000) and net operating cash outflows of $6,263,000 (31 December 2021 inflows of $11,377,000).
As at 31 December 2022, the Group had net current liabilities of $65,589,000 (30 June 2022 net current assets: $75,148,000) and net assets of $270,123,000 (30 June 2022: $437,362,000). Net current assets excluding current borrowings held by the Non-Recourse SPVs as at 31 December 2022 is $45,001,000.

As a result, the Group has concluded there is material uncertainty related to events or conditions that may cast significant doubt on the Group’s ability to continue as a going concern and, therefore, that it may be unable to realize its assets and discharge its liabilities in the normal course of business. However, the Group considers that it will be successful in the above matters and will have adequate cash reserves to enable it to meet its obligations for at least one year from the date of approval of the consolidated financial statements, and, accordingly, has prepared the consolidated financial statements on a going concern basis.

Foreign operations

The assets and liabilities of foreign operations are translated into US dollars using the relevant exchange rates at the reporting date. The revenues and expenses of foreign operations are translated into US dollars using the average exchange rates, which approximate the rates at the dates of the transactions, for the period. All resulting foreign exchange differences are recognized in other comprehensive income/(loss) through the foreign currency translation reserve in equity.

The foreign currency translation reserve is recognized in profit or loss when the foreign operation or net investment is disposed of.